                                                                    Exhibit 3.76

                                             054255A002 08/08/89RN37010   30.00
                                             066663A002 12/11/89RN37010   15.00
                                             066663A002 [ILLEGIBLE]      150.00


CERTIFICATE OF INCORPORATION                                 For office use only
STOCK CORPORATION                                                    ACCOUNT NO.

                                                                        INITIALS


61.5 REV 6-72                                                        [ILLEGIBLE]
                                                                     [ILLEGIBLE]
                                                                     [ILLEGIBLE]

                                      2661

                              STATE OF CONNECTICUT
                             SECRETARY OF THE STATE
VOL 1153

The undersigned incorporator(s) hereby form(s) a corporation under the Stock Corporation Act of the State of Connecticut:

1.  The name of the corporation is Mecklenburg County Recycling, Inc.

2. The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation, are as follows:


          To engage in any lawful activity or act for which operations may be formed under the general corporation laws of the State of Connecticut.

               2665

                                   (Continued)

3. The designation of each class of shares, the authorized number of shares of each such class, and the par value (if any) of each share thereof are as follows:

          Common Stock; no par value; 5,000 authorized shares


4. The terms, limitations and relative rights and preferences of each class of shares and series thereof (if any), or an express grant of authority to the board of directors pursuant to Section 33-341. 1959 Supp Conn G S are as follows.


5. The minimum amount of stated capital with which the corporation shall commence business is One Thousand ($1,000.00) dollars (Not less than one thousand dollars)

6. (7). Other provisions


Dated at Westport this 4th day of August, 1989

I/We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

                THIS CERTIFICATE OF INCORPORATION MUST BE SIGNED
                             BY ONE OR INCORPORATORS

NAME OF INCORPORATOR (Print or Type)        NAME OF INCORPORATOR (Print or Type)        NAME OF INCORPORATOR (Print or Type)
1.   Stanley P. Atwood                      2.   Zenecia B. Doyle                       3.
----------------------------------------    --------------------------------------      ---------------------------------------
SIGNED (Incorporator)                       SIGNED (Incorporator)                       SIGNED (Incorporator)

1.   /s/ Stanley P. Atwood                  2.  /s/ Zenecia B. Doyle                    3.
----------------------------------------    --------------------------------------      ---------------------------------------
NAME OF INCORPORATOR (Print or Type)        NAME OF INCORPORATOR (Print or Type)        NAME OF INCORPORATOR (Print or Type)

4.                                          5.                                          6.
----------------------------------------    --------------------------------------      ---------------------------------------
SIGNED (Incorporator)                       SIGNED (Incorporator)                       SIGNED (Incorporator)

4.                                          5.                                          6.
----------------------------------------    --------------------------------------      ---------------------------------------

FOR OFFICE USE ONLY

[STAMP]

FRANCHISE FEE                        FILING FEE      CERTIFICATION FEE    TOTAL FEES
$ 150                                $ 45  + 25        $ 12 + 25            $ 257

SIGNED (For Secretary of the State)
[ILLEGIBLE]

CERTIFIED COPY SENT ON (Date)                              INITIALS
                 [ILLEGIBLE]                              [ILLEGIBLE]

TO
ONE COMMERCIAL PLAZA

CARD                                     LIST                                       PROOF
HARTFORD                                 CT                                         06103

APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
61-6 Rev. 6/88

VOL 1153

                                      2666

                             SECRETARY OF THE STATE
                                30 TRINITY STREET
                               HARTFORD, CT 06106

Name of Corporation: Mecklenburg County Recycling, Inc.

                                                             COMPLETE ALL BLANKS

            The above corporation appoints as its statutory agent for
                         service, one of the following:

Name of Natural Person Who is Resident of Connecticut       Business Address                                Zip Code
        Stanley P. Atwood                                   65 Jesup Rd., P.O. Box 390                     Westport CT
                                                                                                            06881

                                                            Residence Address                               Zip Code
                                                            126 Hillandale Road, Westport, CT 06880

Name of Connecticut Corporation                             Address of Principal Office in Conn.            (If none,
                                                             enter address of appointee's statutory agent for service)

Name of Corporation                                         Address of Principal Office in Conn.
 (Not organized under the Laws of Conn.*)                    (If none, enter "Secretary of the State of Conn.")

     * Which has procured a Certificate of Authority to transact business or conduct affairs in this state.

                               AUTHORIZATION

                            Name of Incorporator (Print or Type)     Signed (Incorporator)            Date
   ORIGINAL APPOINTMENT     Stanley P. Atwood                        /s/ Stanley P. Atwood          10/1/89
     (MUST BE SIGNED
     BY A MAJORITY OF       Name of Incorporator (Print or Type)     Signed (Incorporator)
      INCORPORATORS)        Zenecia B. Doyle                         /s/ Zenecia B. Doyle           10/1/89

                            Name of Incorporator (Print or Type)     Signed (Incorporator)

SUBSEQUENT APPOINTMENT      Name of President, Vice President or Secretary                            Date

                            Signed (President, Vice President or Secretary)

Acceptance: Name of Statutory Agent for Service (Print or Type)         Signed (Statutory Agent for Service)
        Stanley P. Atwood                                                      /s/ Stanley P. Atwood

For Official Use Only               Rec: CC:

                                    --------------------------------------------
[STAMP]
                                    --------------------------------------------

By /s/ [ILLEGIBLE]                  --------------------------------------------
                                    Please provide filer's name and complete
                                     address for mailing receipt

STATE OF CONNECTICUT                 }
                                     }  SS. HARTFORD
OFFICE OF THE SECRETARY OF THE STATE }

I hereby certify that this is a true copy of record in this Office
In Testimony whereof, I have hereunto set my hand, and affixed the Seal of said State, at Hartford, this 20th day of May A.D. 2002

               /s/ Susan Bysiewicz
---------------------------------------------------
           SECRETARY OF THE STATE